UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02258

Eaton Vance Series Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Income Fund of Boston

Annual Report

October 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2014

Eaton Vance

Income Fund of Boston

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 45

Federal Tax Information	21

Special Meeting of Shareholders	46

Management and Organization	47

Important Notices	50

Eaton Vance

Income Fund of Boston

October 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. high-yield bond market posted positive returns for the 12-month period ended October 31, 2014, buoyed by favorable economic conditions and continued low interest rates. Volatility, however, increased in the last four months of the period. Although corporate financial fundamentals remained healthy, headlines that were critical of the high-yield market shook investors in late June and July, triggering outflows from the asset class. These outflows caused yields — which were near an all-time low in mid-June — to climb and high-yield bond prices to fall. The backdrop of healthy corporate fundamentals, coupled with light new debt issuance in August and higher overall yields, helped the high-yield market to rally back in the final weeks of the summer. In the fall, however, mounting worries over Ebola and slowing economic growth in Europe, caused yields to begin climbing again until reaching their peaks in mid-October, at which point demand returned strongly, driving yields back down and bond prices up.

Overall economic growth for the period was modest. Growth was strong enough to support high-yield companies without being so strong that it stoked fears of imminent interest rate increases. Many issuers benefited from positive earnings growth, improving balance sheets and interest expense coverage near all-time highs. The supply/demand conditions for high-yield bonds remained favorable on-the-whole, as continued low interest rates, including declining Treasury yields, helped attract investors. Leverage (or debt) metrics stayed relatively constant and, excluding a single issuer default, the default rate on high-yield bonds remained below 2%, versus its historical average of 4%.

Fund Performance

For the fiscal year ended October 31, 2014, Eaton Vance Income Fund of Boston (the Fund) Class A shares at net asset value (NAV) had a total return of 5.34%, compared to the 5.85% gain of its primary benchmark, the BofA Merrill Lynch U.S. High Yield Index2 (the Index).

From a sector perspective, a sizable underweight in banks & thrifts hindered relative performance versus the Index, as this was one of the top-performing sectors in the Index. Easing regulatory overhangs and moderating loan loss reserves helped drive strong gains in the group during the period. By contrast, credit selection in the metals/mining and energy sectors aided relative performance versus the Index. In the former, the Fund benefited from largely avoiding coal bonds, which performed poorly. The Fund’s underweight in iron ore also aided performance, as the slowing global economy coupled with significant supply additions pressured ore pricing. In energy, the Fund’s bias toward high-growth exploration and production companies focused on natural gas and its avoidance of offshore drillers boosted results relative to the Index. The Fund also gained performance versus the Index in cable/satellite television, gaming and health care, largely because of positive security selection.

During the 12-month period, bonds with longer durations7, or more sensitivity to interest rate changes, outpaced shorter-duration issues. The Fund’s sizable overweight in bonds with durations between zero and two years and underweight in bonds with five- to 10-year durations hampered relative performance versus the Index. However, this was more than offset by strong credit selection, particularly among bonds with two- to five-year durations — which represented nearly 40% of assets — and those with five- to 10-year durations.

Within the Index, higher-quality issues, led by BB-rated bonds6, posted some of the strongest returns, outperforming lower-quality issues. Most of the gains for higher-quality issues came in the last four months of the period as volatility increased. Overall, the Fund’s credit quality allocations had little impact on relative performance versus the Index, although a small cash position and an underweight in the BB-rated segment modestly detracted. The Fund gained performance, however, from credit selection in the CCC-rated segment, where a bias toward higher-coupon, shorter-duration, lower-yielding CCC-rated paper helped drive outperformance as volatility increased. Credit selection in the B-rated category, which represented the Fund’s biggest weighting and on average over 37% of assets during the period, also contributed.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Income Fund of Boston

October 31, 2014

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA and Stephen C. Concannon, CFA

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV		06/15/1972	06/15/1972	5.34%	9.63%	7.36%
Class A with 4.75% Maximum Sales Charge		—	—	0.37	8.57	6.84
Class B at NAV		06/20/2002	06/15/1972	4.40	8.84	6.56
Class B with 5% Maximum Sales Charge		—	—	–0.56	8.55	6.56
Class C at NAV		06/21/2002	06/15/1972	4.57	8.87	6.57
Class C with 1% Maximum Sales Charge		—	—	3.57	8.87	6.57
Class I at NAV		07/01/1999	06/15/1972	5.42	9.90	7.63
Class R at NAV		01/05/2004	06/15/1972	5.08	9.36	7.09
Class R6 at NAV		07/01/2014	06/15/1972	5.43	9.90	7.63
BofA Merrill Lynch U.S. High Yield Index		—	—	5.85%	10.25%	8.11%
BofA Merrill Lynch U.S. High Yield Constrained Index		—	—	5.85	10.22	8.12

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R	Class R6
	1.00%	1.75%	1.75%	0.75%	1.25%	0.67%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2004	$18,881	N.A.
Class C	$10,000	10/31/2004	$18,895	N.A.
Class I	$250,000	10/31/2004	$521,674	N.A.
Class R	$10,000	10/31/2004	$19,836	N.A.
Class R6	$1,000,000	10/31/2004	$2,086,899	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Income Fund of Boston

October 31, 2014

Fund Profile5

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Income Fund of Boston

October 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Income Fund of Boston

October 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 – October 31, 2014) for Class A, Class C, Class I and Class R and (July 1, 2014 – October 31, 2014) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2014 – October 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period (5/1/14 – 10/31/14)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,013.00	$5.18	1.02%
Class B	$1,000.00	$1,009.30	$8.96	1.77%
Class C	$1,000.00	$1,009.30	$8.91	1.76%
Class I	$1,000.00	$1,014.30	$3.86	0.76%
Class R	$1,000.00	$1,011.80	$6.39	1.26%
Class R6	$1,000.00	$997.70	$2.32	0.69%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.19	1.02%
Class B	$1,000.00	$1,016.30	$9.00	1.77%
Class C	$1,000.00	$1,016.30	$8.94	1.76%
Class I	$1,000.00	$1,021.40	$3.87	0.76%
Class R	$1,000.00	$1,018.90	$6.41	1.26%
Class R6	$1,000.00	$1,014.50	$2.34	0.69%

*	Class R6 had not commenced operations on May 1, 2014. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 123/365 for Class R6 (to reflect the period from the commencement of operations on July 1, 2014 to October 31, 2014). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014 (July 1, 2014 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2014 (July 1, 2014 for Class R6). The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Income Fund of Boston

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Investment in Boston Income Portfolio, at value (identified cost, $4,691,240,664)	$4,828,009,140
Receivable for Fund shares sold	16,569,137
Total assets	$4,844,578,277

Liabilities
Payable for Fund shares redeemed	$20,599,482
Distributions payable	1,800,348
Payable to affiliates:
Distribution and service fees	623,201
Trustees’ fees	42
Accrued expenses	1,377,098
Total liabilities	$24,400,171
Net Assets	$4,820,178,106

Sources of Net Assets
Paid-in capital	$4,755,350,119
Accumulated net realized loss from Portfolio	(65,943,800)
Accumulated distributions in excess of net investment income	(5,996,689)
Net unrealized appreciation from Portfolio	136,768,476
Total	$4,820,178,106

Class A Shares
Net Assets	$1,551,837,543
Shares Outstanding	257,750,695
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.02
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.32

Class B Shares
Net Assets	$30,328,925
Shares Outstanding	5,036,574
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.02

Class C Shares
Net Assets	$295,435,792
Shares Outstanding	49,026,629
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.03

Class I Shares
Net Assets	$2,903,827,314
Shares Outstanding	482,139,123
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.02

Class R Shares
Net Assets	$37,575,495
Shares Outstanding	6,241,364
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.02

Class R6 Shares
Net Assets	$1,173,037
Shares Outstanding	194,719
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income allocated from Portfolio (net of foreign taxes, $3,539)	$301,088,508
Dividends allocated from Portfolio	2,051,005
Expenses allocated from Portfolio	(29,102,426)
Total investment income from Portfolio	$274,037,087

Expenses
Distribution and service fees
Class A	$4,659,715
Class B	354,813
Class C	3,089,936
Class R	176,430
Trustees’ fees and expenses	500
Custodian fee	65,935
Transfer and dividend disbursing agent fees	4,250,500
Legal and accounting services	98,571
Printing and postage	1,628,479
Registration fees	257,224
Miscellaneous	36,390
Total expenses	$14,618,493

Net investment income	$259,418,594

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$39,102,753
Swap contracts	3,424,916
Net realized gain	$42,527,669
Change in unrealized appreciation (depreciation) —
Investments	$(56,273,065)
Swap contracts	(1,580,316)
Foreign currency and forward foreign currency exchange contracts	(6,629)
Net change in unrealized appreciation (depreciation)	$(57,860,010)

Net realized and unrealized loss	$(15,332,341)

Net increase in net assets from operations	$244,086,253

8	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$259,418,594	$254,757,267
Net realized gain from investment transactions and swap contracts	42,527,669	96,590,915
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(57,860,010)	20,405,411
Net increase in net assets from operations	$244,086,253	$371,753,593
Distributions to shareholders —
From net investment income
Class A	$(109,433,896)	$(114,644,773)
Class B	(1,825,034)	(2,504,191)
Class C	(15,870,184)	(17,084,224)
Class I	(150,543,465)	(130,737,550)
Class R	(1,986,608)	(2,094,024)
Class R6	(4,632)	—
Total distributions to shareholders	$(279,663,819)	$(267,064,762)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$412,420,320	$502,257,734
Class B	864,709	1,093,832
Class C	41,666,926	52,278,234
Class I	1,440,510,066	839,798,233
Class R	12,303,451	10,613,136
Class R6	1,177,176	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	104,461,297	108,252,062
Class B	1,570,251	2,135,601
Class C	14,200,905	14,862,629
Class I	135,915,337	115,142,153
Class R	1,864,855	1,924,299
Class R6	4,632	—
Cost of shares redeemed
Class A	(789,709,788)	(830,698,679)
Class B	(7,076,728)	(11,044,457)
Class C	(66,428,308)	(84,083,397)
Class I	(764,403,842)	(1,117,670,641)
Class R	(10,760,828)	(15,857,097)
Class R6	(15,453)	—
Net asset value of shares exchanged
Class A	4,821,112	9,677,946
Class B	(4,821,112)	(9,677,946)
Net increase (decrease) in net assets from Fund share transactions	$528,564,978	$(410,996,358)

Net increase (decrease) in net assets	$492,987,412	$(306,307,527)

Net Assets
At beginning of year	$4,327,190,694	$4,633,498,221
At end of year	$4,820,178,106	$4,327,190,694

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(5,996,689)	$(5,384,733)

9	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights

	Class A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.060	$5.920	$5.720	$5.850	$5.400

Income (Loss) From Operations
Net investment income(1)	$0.331	$0.349	$0.355	$0.423	$0.466
Net realized and unrealized gain (loss)	(0.014)	0.156	0.252	(0.103)	0.475

Total income from operations	$0.317	$0.505	$0.607	$0.320	$0.941

Less Distributions
From net investment income	$(0.357)	$(0.365)	$(0.394)	$(0.450)	$(0.491)
Tax return of capital	—	—	(0.013)	—	—

Total distributions	$(0.357)	$(0.365)	$(0.407)	$(0.450)	$(0.491)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$6.020	$6.060	$5.920	$5.720	$5.850

Total Return(4)	5.34%	8.75%	11.00%	5.60%	17.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,551,838	$1,830,909	$1,997,735	$1,428,797	$1,494,894
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.00%	1.00%	1.02%	1.02%	1.04%
Net investment income	5.45%	5.80%	6.12%	7.25%	8.32%
Portfolio Turnover of the Portfolio	43%	56%	64%	70%	75%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.070	$5.930	$5.720	$5.860	$5.410

Income (Loss) From Operations
Net investment income(1)	$0.286	$0.303	$0.317	$0.382	$0.425
Net realized and unrealized gain (loss)	(0.023)	0.158	0.257	(0.116)	0.477

Total income from operations	$0.263	$0.461	$0.574	$0.266	$0.902

Less Distributions
From net investment income	$(0.313)	$(0.321)	$(0.352)	$(0.406)	$(0.452)
Tax return of capital	—	—	(0.012)	—	—

Total distributions	$(0.313)	$(0.321)	$(0.364)	$(0.406)	$(0.452)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$6.020	$6.070	$5.930	$5.720	$5.860

Total Return(4)	4.40%	7.96%	10.38%	4.63%	17.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,329	$39,996	$56,321	$76,367	$110,968
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.75%	1.75%	1.77%	1.77%	1.79%
Net investment income	4.70%	5.04%	5.48%	6.53%	7.59%
Portfolio Turnover of the Portfolio	43%	56%	64%	70%	75%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.070	$5.930	$5.720	$5.860	$5.410

Income (Loss) From Operations
Net investment income(1)	$0.286	$0.303	$0.313	$0.380	$0.424
Net realized and unrealized gain (loss)	(0.013)	0.158	0.261	(0.114)	0.478

Total income from operations	$0.273	$0.461	$0.574	$0.266	$0.902

Less Distributions
From net investment income	$(0.313)	$(0.321)	$(0.352)	$(0.406)	$(0.452)
Tax return of capital	—	—	(0.012)	—	—

Total distributions	$(0.313)	$(0.321)	$(0.364)	$(0.406)	$(0.452)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$6.030	$6.070	$5.930	$5.720	$5.860

Total Return(4)	4.57%	7.95%	10.37%	4.63%	17.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$295,436	$308,296	$318,029	$247,649	$255,375
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.75%	1.75%	1.77%	1.77%	1.79%
Net investment income	4.70%	5.04%	5.39%	6.50%	7.55%
Portfolio Turnover of the Portfolio	43%	56%	64%	70%	75%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.070	$5.930	$5.720	$5.860	$5.410

Income (Loss) From Operations
Net investment income(1)	$0.345	$0.363	$0.367	$0.434	$0.477
Net realized and unrealized gain (loss)	(0.023)	0.157	0.265	(0.109)	0.478

Total income from operations	$0.322	$0.520	$0.632	$0.325	$0.955

Less Distributions
From net investment income	$(0.372)	$(0.380)	$(0.409)	$(0.465)	$(0.505)
Tax return of capital	—	—	(0.013)	—	—

Total distributions	$(0.372)	$(0.380)	$(0.422)	$(0.465)	$(0.505)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$6.020	$6.070	$5.930	$5.720	$5.860

Total Return(4)	5.42%	9.01%	11.46%	5.68%	18.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,903,827	$2,113,533	$2,224,443	$1,179,925	$705,118
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.75%	0.75%	0.77%	0.77%	0.79%
Net investment income	5.68%	6.04%	6.32%	7.45%	8.49%
Portfolio Turnover of the Portfolio	43%	56%	64%	70%	75%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$6.060	$5.920	$5.720	$5.850	$5.400

Income (Loss) From Operations
Net investment income(1)	$0.316	$0.333	$0.342	$0.408	$0.452
Net realized and unrealized gain (loss)	(0.014)	0.157	0.251	(0.103)	0.475

Total income from operations	$0.302	$0.490	$0.593	$0.305	$0.927

Less Distributions
From net investment income	$(0.342)	$(0.350)	$(0.381)	$(0.435)	$(0.477)
Tax return of capital	—	—	(0.012)	—	—

Total distributions	$(0.342)	$(0.350)	$(0.393)	$(0.435)	$(0.477)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$6.020	$6.060	$5.920	$5.720	$5.850

Total Return(4)	5.08%	8.48%	10.73%	5.33%	17.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,575	$34,457	$36,971	$31,668	$29,793
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.25%	1.25%	1.27%	1.27%	1.29%
Net investment income	5.19%	5.54%	5.90%	6.99%	8.05%
Portfolio Turnover of the Portfolio	43%	56%	64%	70%	75%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2014(1)
Net asset value — Beginning of period	$6.160

Income (Loss) From Operations
Net investment income(2)	$0.114
Net realized and unrealized loss	(0.129)

Total loss from operations	$(0.015)

Less Distributions
From net investment income	$(0.125)

Total distributions	$(0.125)

Net asset value — End of period	$6.020

Total Return(3)	(0.23	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,173
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.69	%(6)(7)
Net investment income	5.67	%(7)
Portfolio Turnover of the Portfolio	43	%(8)

(1)	For the period from the commencement of operations, July 1, 2014, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2014.

15	See Notes to Financial Statements.

Eaton Vance

Income Fund of Boston

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Boston Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.7% at October 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

16

Eaton Vance

Income Fund of Boston

October 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31,
	2014	2013

Distributions declared from:
Ordinary income	$279,663,819	$267,064,762

During the year ended October 31, 2014, accumulated net realized loss was increased by $11,199,895, accumulated distributions in excess of net investment income was decreased by $19,633,269 and paid-in capital was decreased by $8,433,374 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, swap contracts, partnership allocations and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(45,942,302)
Net unrealized appreciation	$112,570,637
Other temporary differences	$(1,800,348)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions, swap contracts, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $45,942,302 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017 ($43,891,292) and October 31, 2019 ($2,051,010) and its character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2014, a capital loss carryforward of $32,064,206 was utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2014, EVM earned $61,786 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $147,606 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2014. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

17

Eaton Vance

Income Fund of Boston

October 31, 2014

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2014 amounted to $4,659,715 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2014, the Fund paid or accrued to EVD $266,110 and $2,317,452 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2014, the Fund paid or accrued to EVD $88,215 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2014 amounted to $88,703, $772,484 and $88,215 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2014, the Fund was informed that EVD received approximately $30,000, $44,000 and $18,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $767,640,580 and $521,769,161, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2014	2013

Sales	67,902,976	83,377,373
Issued to shareholders electing to receive payments of distributions in Fund shares	17,170,286	18,005,746
Redemptions	(130,021,308)	(138,330,386)
Exchange from Class B shares	792,880	1,610,506

Net decrease	(44,155,166)	(35,336,761)

18

Eaton Vance

Income Fund of Boston

October 31, 2014

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2014	2013

Sales	142,073	181,759
Issued to shareholders electing to receive payments of distributions in Fund shares	258,158	355,022
Redemptions	(1,164,390)	(1,836,143)
Exchange to Class A shares	(792,242)	(1,609,961)

Net decrease	(1,556,401)	(2,909,323)

	Year Ended October 31,
Class C	2014	2013

Sales	6,840,510	8,674,887
Issued to shareholders electing to receive payments of distributions in Fund shares	2,333,088	2,469,126
Redemptions	(10,934,715)	(13,981,525)

Net decrease	(1,761,117)	(2,837,512)

	Year Ended October 31,
Class I	2014	2013

Sales	237,218,191	139,698,526
Issued to shareholders electing to receive payments of distributions in Fund shares	22,356,907	19,141,768
Redemptions	(125,866,482)	(185,799,682)

Net increase (decrease)	133,708,616	(26,959,388)

	Year Ended October 31,
Class R	2014	2013

Sales	2,022,347	1,765,898
Issued to shareholders electing to receive payments of distributions in Fund shares	306,750	320,068
Redemptions	(1,769,504)	(2,645,284)

Net increase (decrease)	559,593	(559,318)

Class R6	Period Ended October 31, 2014(1)

Sales	196,522
Issued to shareholders electing to receive payments of distributions in Fund shares	769
Redemptions	(2,572)

Net increase	194,719

(1)	Class R6 commenced operations on July 1, 2014.

19

Eaton Vance

Income Fund of Boston

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income Fund of Boston:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the “Fund”) (one of the funds constituting Eaton Vance Series Trust II), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

20

Eaton Vance

Income Fund of Boston

October 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2014, the Fund designates approximately $2,051,005, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

21

Boston Income Portfolio

October 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 88.2%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.3%
Alliant Techsystems, Inc., 5.25%, 10/1/21(1)	$6,870	$7,024,575
GenCorp, Inc., 7.125%, 3/15/21	12,545	13,391,788
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	11,745	12,684,600
TransDigm, Inc., 6.00%, 7/15/22	15,200	15,447,000
TransDigm, Inc., 6.50%, 7/15/24	12,120	12,544,200
TransDigm, Inc., 7.50%, 7/15/21	2,415	2,620,275

		$63,712,438

Automotive & Auto Parts — 2.8%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	$3,205	$3,269,100
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	11,100	11,946,375
Chrysler Group, LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21	34,910	39,186,475
Ford Motor Credit Co., LLC, 12.00%, 5/15/15	4,785	5,067,162
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,780	1,824,500
General Motors Financial Co., Inc., 4.75%, 8/15/17	1,955	2,096,738
General Motors Financial Co., Inc., 6.75%, 6/1/18	4,760	5,420,450
Jaguar Land Rover Automotive PLC, 4.25%, 11/15/19(1)	6,205	6,251,537
Navistar International Corp., 8.25%, 11/1/21	20,620	21,274,685
Schaeffler Finance Holding BV, 6.875%, 8/15/18(1)(2)	28,300	29,785,750
Schaeffler Holding Finance BV, 6.75%, 11/15/22(1)(2)	11,495	12,213,437

		$138,336,209

Banks & Thrifts — 0.3%
JPMorgan Chase & Co., 6.75% to 2/1/24, 1/29/49(3)	$13,955	$14,772,763

		$14,772,763

Broadcasting — 1.5%
AMC Networks, Inc., 4.75%, 12/15/22	$5,720	$5,705,700
AMC Networks, Inc., 7.75%, 7/15/21	12,520	13,709,400
Crown Media Holdings, Inc., 10.50%, 7/15/19	5,400	5,940,000
iHeartCommunications, Inc., 11.25%, 3/1/21	10,550	11,196,187
Media General Financing Sub, Inc., 5.875%, 11/15/22(1)(4)	3,745	3,773,088
Sirius XM Radio, Inc., 5.875%, 10/1/20(1)	7,385	7,809,637
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	14,970	15,643,650
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	12,575	13,015,125

		$76,792,787

Building Materials — 2.5%
Building Materials Corp. of America, 5.375%, 11/15/24(1)(4)	$24,930	$25,116,975
HD Supply, Inc., 7.50%, 7/15/20	18,815	20,132,050
HD Supply, Inc., 8.125%, 4/15/19	4,110	4,459,350
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	14,330	14,007,575

Security	Principal Amount (000’s omitted)	Value

Building Materials (continued)
Interface, Inc., 7.625%, 12/1/18	$2,524	$2,633,289
Interline Brands, Inc., 10.00%, 11/15/18(2)	17,150	17,964,625
Nortek, Inc., 8.50%, 4/15/21	6,240	6,739,200
Nortek, Inc., 10.00%, 12/1/18	8,590	9,083,925
Rexel SA, 5.25%, 6/15/20(1)	13,925	14,099,062
Rexel SA, 6.125%, 12/15/19(1)	4,590	4,762,125
USG Corp., 5.875%, 11/1/21(1)	7,265	7,537,438

		$126,535,614

Cable / Satellite TV — 5.7%
Altice SA, 7.75%, 5/15/22(1)	$29,715	$31,200,750
Cablevision Systems Corp., 5.875%, 9/15/22	10,000	10,212,500
Cablevision Systems Corp., 7.75%, 4/15/18	7,985	8,925,234
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	12,245	12,367,450
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	10,385	10,657,606
CCO Holdings, LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	6,490	6,871,288
CCO Holdings, LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20	12,875	13,832,578
CCO Holdings, LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20	940	998,750
CCOH Safari, LLC, 5.50%, 12/1/22(4)	15,600	15,736,500
CCOH Safari, LLC, 5.75%, 12/1/24(4)	18,720	18,907,200
CSC Holdings, LLC, 5.25%, 6/1/24(1)	6,025	6,055,125
CSC Holdings, LLC, 6.75%, 11/15/21	11,715	13,076,869
DISH DBS Corp., 5.875%, 7/15/22	18,270	19,411,875
DISH DBS Corp., 6.75%, 6/1/21	29,805	33,158,062
Numericable Group SA, 4.875%, 5/15/19(1)	7,765	7,774,706
Numericable Group SA, 6.00%, 5/15/22(1)	24,600	25,184,250
Numericable Group SA, 6.25%, 5/15/24(1)	6,485	6,679,550
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	13,345	13,978,888
UPCB Finance V, Ltd., 7.25%, 11/15/21(1)	10,970	12,121,850
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	10,750	11,798,125
VTR Finance BV, 6.875%, 1/15/24(1)	8,330	8,767,325

		$287,716,481

Capital Goods — 0.7%
Accudyne Industries Borrower/Accudyne Industries, LLC, 7.75%, 12/15/20(1)	$11,225	$11,730,125
CNH Industrial Capital, LLC, 6.25%, 11/1/16	7,295	7,750,938
Harbinger Group, Inc., 7.875%, 7/15/19	11,060	12,027,750
Manitowoc Co., Inc. (The), 5.875%, 10/15/22	3,610	3,736,350

		$35,245,163

22	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Chemicals — 2.0%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375%, 5/1/21(1)	$14,675	$15,959,062
Celanese US Holdings, LLC, 5.875%, 6/15/21	3,350	3,643,125
Chemtura Corp., 5.75%, 7/15/21	1,220	1,223,050
Ineos Finance PLC, 8.375%, 2/15/19(1)	19,515	21,003,019
Kraton Polymers, LLC, 6.75%, 3/1/19	3,425	3,555,578
Polymer Group, Inc., 7.75%, 2/1/19	5,841	6,103,845
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	15,785	16,538,734
Tronox Finance, LLC, 6.375%, 8/15/20	19,955	20,728,256
W.R. Grace & Co., 5.125%, 10/1/21(1)	6,250	6,527,375
W.R. Grace & Co., 5.625%, 10/1/24(1)	2,500	2,643,750

		$97,925,794

Consumer Products — 1.3%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(2)	$33,630	$32,663,137
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	16,810	16,725,950
Spectrum Brands, Inc., 6.375%, 11/15/20	3,250	3,461,250
Spectrum Brands, Inc., 6.625%, 11/15/22	2,420	2,607,550
Spectrum Brands, Inc., 6.75%, 3/15/20	4,160	4,409,600
Tempur Sealy International, Inc., 6.875%, 12/15/20	6,865	7,362,713

		$67,230,200

Containers — 2.4%
Ardagh Finance Holdings SA, 8.625%, 6/15/19(1)(2)	$3,460	$3,555,185
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.234%, 12/15/19(1)(5)	5,475	5,386,031
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)	3,315	3,277,706
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 1/31/19(1)	4,055	4,095,550
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.00%, 11/15/20(1)	2,819	2,889,596
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 5.625%, 12/15/16(1)	3,815	3,834,075
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holding II Issuer, Inc., 6.00%, 6/15/17(1)	5,545	5,545,000
Reynolds Group Holdings, Inc., 6.875%, 2/15/21	13,555	14,469,962
Reynolds Group Holdings, Inc., 7.125%, 4/15/19	8,085	8,418,506
Reynolds Group Holdings, Inc., 7.875%, 8/15/19	5,025	5,395,594
Reynolds Group Holdings, Inc., 9.875%, 8/15/19	35,740	39,045,950
Sealed Air Corp., 8.375%, 9/15/21(1)	17,030	19,371,625
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	6,570	6,389,325

		$121,674,105

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 3.4%
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	$5,350	$5,644,250
Ally Financial, Inc., 5.50%, 2/15/17	16,320	17,400,384
Ally Financial, Inc., 6.25%, 12/1/17	5,890	6,434,825
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	11,796	12,061,189
CIT Group, Inc., 5.25%, 3/15/18	12,025	12,716,437
CIT Group, Inc., 5.375%, 5/15/20	1,275	1,367,438
CIT Group, Inc., 5.50%, 2/15/19(1)	5,730	6,131,100
Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17	3,730	3,720,675
Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 6.00%, 8/1/20	7,135	7,527,425
International Lease Finance Corp., 8.25%, 12/15/20	16,365	19,678,912
International Lease Finance Corp., 8.625%, 9/15/15	8,255	8,678,069
International Lease Finance Corp., 8.625%, 1/15/22	9,855	12,244,838
International Lease Finance Corp., 8.75%, 3/15/17	5,350	6,022,094
Navient Corp., 5.50%, 1/15/19	19,775	20,553,739
Navient Corp., 6.125%, 3/25/24	1,790	1,852,668
Navient Corp., 7.25%, 1/25/22	4,420	4,950,400
Navient Corp., 8.00%, 3/25/20	10,785	12,402,750
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 5.625%, 3/15/20(1)	11,090	11,644,500

		$171,031,693

Diversified Media — 1.2%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	$6,075	$6,287,625
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	11,805	12,277,200
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	2,005	2,125,300
IAC/InterActiveCorp, 4.875%, 11/30/18	13,475	13,946,625
National CineMedia, LLC, 6.00%, 4/15/22	8,240	8,384,200
National CineMedia, LLC, 7.875%, 7/15/21	3,450	3,691,500
Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	5,585	5,822,363
Southern Graphics, Inc., 8.375%, 10/15/20(1)	6,505	6,732,675

		$59,267,488

Energy — 13.2%
American Energy-Permian Basin, LLC/AEPB Finance Corp., 7.125%, 11/1/20(1)	$9,100	$8,047,812
American Energy-Permian Basin, LLC/AEPB Finance Corp., 7.375%, 11/1/21(1)	6,150	5,412,000
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	4,795	5,130,650
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	22,315	24,211,775

23	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	$5,490	$5,764,500
Antero Resources Finance Corp., 5.375%, 11/1/21	13,010	13,253,937
Antero Resources Finance Corp., 6.00%, 12/1/20	2,115	2,210,175
Athlon Holdings LP/Athlon Finance Corp., 6.00%, 5/1/22(1)	5,990	6,465,456
Berry Petroleum Co., LLC, 6.375%, 9/15/22	12,555	11,738,925
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	10,040	10,115,300
Calfrac Holdings, LP, 7.50%, 12/1/20(1)	2,860	2,931,500
California Resources Corp., 5.50%, 9/15/21(1)	9,375	9,574,219
California Resources Corp., 6.00%, 11/15/24(1)	9,375	9,632,812
Chesapeake Energy Corp., 3.481%, 4/15/19(5)	10,910	10,944,803
Chesapeake Energy Corp., 6.125%, 2/15/21	16,325	18,202,375
Chesapeake Energy Corp., 7.25%, 12/15/18	14,795	17,032,744
Concho Resources, Inc., 5.50%, 4/1/23	27,330	29,038,125
Concho Resources, Inc., 6.50%, 1/15/22	4,730	5,132,050
Concho Resources, Inc., 7.00%, 1/15/21	5,535	5,998,556
CrownRock, LP/CrownRock Finance, Inc., 7.125%, 4/15/21(1)	14,435	14,362,825
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	18,895	19,178,425
Denbury Resources, Inc., 5.50%, 5/1/22	4,790	4,724,138
Endeavor Energy Resources, LP/EER Finance, Inc., 7.00%, 8/15/21(1)	17,395	17,655,925
Energy Transfer Equity, LP, 5.875%, 1/15/24	13,685	14,437,675
EP Energy, LLC/Everest Acquisition Finance, Inc., 6.875%, 5/1/19	4,205	4,394,225
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	4,120	4,367,200
EP Energy, LLC/Everest Acquisition Finance, Inc., 9.375%, 5/1/20	13,545	14,865,637
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc., 6.875%, 2/15/23	5,209	5,904,089
Gulfport Energy Corp., 7.75%, 11/1/20(1)	10,905	11,177,625
Harvest Operations Corp., 6.875%, 10/1/17	2,710	2,777,750
Holly Energy Partners, LP/Holly Energy Finance Corp., 6.50%, 3/1/20	2,605	2,715,713
Kodiak Oil & Gas Corp., 5.50%, 1/15/21	2,285	2,330,700
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	20,655	22,307,400
Laredo Petroleum, Inc., 7.375%, 5/1/22	22,163	23,160,335
MEG Energy Corp., 6.375%, 1/30/23(1)	9,040	8,994,800
Memorial Resource Development Corp., 5.875%, 7/1/22(1)	4,875	4,765,313
Murphy Oil USA, Inc., 6.00%, 8/15/23	6,605	6,951,763
Oasis Petroleum, Inc., 6.50%, 11/1/21	3,365	3,465,950
Oasis Petroleum, Inc., 6.875%, 3/15/22	12,145	12,691,525
Oasis Petroleum, Inc., 6.875%, 1/15/23	14,595	15,251,775
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	8,520	8,956,650
Precision Drilling Corp., 6.50%, 12/15/21	9,435	9,718,050
Precision Drilling Corp., 6.625%, 11/15/20	3,450	3,570,750

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Range Resources Corp., 5.00%, 8/15/22	$4,700	$4,952,625
Range Resources Corp., 6.75%, 8/1/20	5,485	5,827,813
Rice Energy, Inc., 6.25%, 5/1/22(1)	14,805	14,388,609
Rosetta Resources, Inc., 5.625%, 5/1/21	9,020	8,794,500
Rosetta Resources, Inc., 5.875%, 6/1/22	13,460	12,988,900
RSP Permian, Inc., 6.625%, 10/1/22(1)	6,865	6,855,046
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	19,500	20,523,750
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23	2,015	2,095,600
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23(1)	11,975	12,454,000
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24(1)	19,215	19,959,581
Sabine Pass LNG, LP, 6.50%, 11/1/20	12,645	13,435,312
Samson Investment Co., 9.75%, 2/15/20	9,755	7,121,150
SESI, LLC, 6.375%, 5/1/19	11,995	12,534,775
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	21,740	22,935,700
Seventy Seven Energy, Inc., 6.50%, 7/15/22(1)	8,790	8,306,550
Seventy Seven Operating, LLC, 6.625%, 11/15/19	3,875	3,855,625
SM Energy Co., 6.50%, 1/1/23	8,890	9,223,375
Tesoro Corp., 5.375%, 10/1/22	11,035	11,421,225
Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19(1)	3,100	3,193,000
Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22(1)	7,445	7,724,187
Triangle USA Petroleum Corp., 6.75%, 7/15/22(1)	7,250	6,380,000
Ultra Petroleum Corp., 5.75%, 12/15/18(1)	2,715	2,701,425
WPX Energy, Inc., 5.25%, 1/15/17	2,770	2,908,500
WPX Energy, Inc., 6.00%, 1/15/22	4,615	4,857,288

		$665,002,488

Entertainment / Film — 0.2%
Activision Blizzard, Inc., 6.125%, 9/15/23(1)	$5,140	$5,576,900
Regal Entertainment Group, 5.75%, 3/15/22	5,440	5,344,800

		$10,921,700

Environmental — 0.7%
ADS Waste Holdings, Inc., 8.25%, 10/1/20	$6,410	$6,746,525
Clean Harbors, Inc., 5.125%, 6/1/21	3,865	3,951,963
Covanta Holding Corp., 5.875%, 3/1/24	7,990	8,289,625
Covanta Holding Corp., 6.375%, 10/1/22	8,930	9,555,100
Darling Ingredients, Inc., 5.375%, 1/15/22	6,490	6,530,562

		$35,073,775

Food & Drug Retail — 0.2%
Albertsons Holdings, LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22(1)	$9,355	$9,261,450

		$9,261,450

24	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Food / Beverage / Tobacco — 1.2%
ASG Consolidated, LLC/ASG Finance, Inc., 15.00%, 5/15/17(1)(2)	$9,974	$7,280,811
Constellation Brands, Inc., 4.25%, 5/1/23	15,225	15,339,187
Constellation Brands, Inc., 6.00%, 5/1/22	2,650	2,974,625
Cott Beverages, Inc., 5.375%, 7/1/22(1)	12,815	12,718,887
Pinnacle Operating Corp., 9.00%, 11/15/20(1)	5,815	6,280,200
Post Holdings, Inc., 6.00%, 12/15/22(1)	6,205	6,003,338
Post Holdings, Inc., 6.75%, 12/1/21(1)	6,695	6,703,369
WhiteWave Foods Co. (The), 5.375%, 10/1/22	4,380	4,609,950

		$61,910,367

Gaming — 2.8%
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18(2)(6)(7)(8)	$608	$658,511
Buffalo Thunder Development Authority, 9.375%, 12/15/14(1)(9)	11,355	4,542,000
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20	4,680	3,556,800
GLP Capital, LP/GLP Financing II, Inc., 4.875%, 11/1/20	16,875	17,634,375
MGM Resorts International, 7.75%, 3/15/22	24,755	28,592,025
New Cotai, LLC/New Cotai Capital Corp., 10.625%, 5/1/19(1)(2)	12,380	13,510,285
Penn National Gaming, Inc., 5.875%, 11/1/21	6,540	6,278,400
Station Casinos, LLC, 7.50%, 3/1/21	13,965	14,663,250
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	31,655	34,503,950
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)	9,455	5,862,100
Waterford Gaming, LLC, 8.625%, 9/15/14(1)(7)(15)	4,631	796,532
Wynn Macau, Ltd., 5.25%, 10/15/21(1)	9,535	9,582,675

		$140,180,903

Health Care — 10.9%
Air Medical Group Holdings, Inc., 9.25%, 11/1/18	$8,888	$9,321,290
Alere, Inc., 6.50%, 6/15/20	5,330	5,529,875
Alere, Inc., 8.625%, 10/1/18	7,215	7,548,694
Amsurg Corp., 5.625%, 11/30/20	10,540	10,908,900
Amsurg Corp., 5.625%, 7/15/22(1)	9,090	9,463,826
Biomet, Inc., 6.50%, 8/1/20	21,970	23,562,825
Capsugel SA, 7.00%, 5/15/19(1)(2)	3,795	3,866,156
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	6,860	7,151,550
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	21,770	23,538,812
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	17,450	18,911,437
ConvaTec Finance International SA, 8.25%, 1/15/19(1)(2)	20,485	20,935,670
ConvaTec Healthcare E SA, 10.50%, 12/15/18(1)	19,210	20,386,612
Endo Finance, LLC & Endo Finco, Inc., 7.00%, 12/15/20(1)	4,473	4,735,789
Endo Finance, LLC & Endo Finco, Inc., 7.25%, 1/15/22(1)	1,280	1,372,800

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	$6,375	$6,861,094
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	5,315	5,819,925
Grifols Worldwide Operations, Ltd., 5.25%, 4/1/22(1)	6,580	6,760,950
HCA Holdings, Inc., 6.25%, 2/15/21	18,865	20,350,619
HCA, Inc., 6.50%, 2/15/20	12,235	13,703,200
HCA, Inc., 7.50%, 2/15/22	10,400	12,103,000
Hologic, Inc., 6.25%, 8/1/20	27,285	28,819,781
IMS Health, Inc., 6.00%, 11/1/20(1)	9,615	9,999,600
INC Research, LLC, 11.50%, 7/15/19(1)	15,760	17,730,000
Jaguar Holding Co. I, 9.375%, 10/15/17(1)(2)	4,050	4,156,313
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.875%, 1/15/19(1)	9,248	10,010,960
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	18,765	20,735,325
MPH Acquisition Holdings, LLC, 6.625%, 4/1/22(1)	30,775	32,275,281
Opal Acquisition, Inc., 8.875%, 12/15/21(1)	11,440	11,983,400
Pharmaceutical Product Development, Inc., 9.50%, 12/1/19(1)	23,885	25,706,231
ResCare, Inc., 10.75%, 1/15/19	9,675	10,376,437
Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21(1)	12,640	13,714,400
STHI Holding Corp., 8.00%, 3/15/18(1)	9,840	10,344,300
Teleflex, Inc., 5.25%, 6/15/24(1)	4,200	4,273,500
Teleflex, Inc., 6.875%, 6/1/19	1,925	2,074,188
Tenet Healthcare Corp., 5.00%, 3/1/19(1)	4,470	4,486,763
Tenet Healthcare Corp., 6.00%, 10/1/20	7,755	8,356,013
Tenet Healthcare Corp., 8.125%, 4/1/22	30,620	35,174,725
United Surgical Partners International, Inc., 9.00%, 4/1/20	8,475	9,195,375
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	24,390	25,121,700
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	7,980	8,568,525
VWR Funding, Inc., 7.25%, 9/15/17	7,580	7,987,425
WellCare Health Plans, Inc., 5.75%, 11/15/20	17,130	17,726,124

		$551,649,390

Homebuilders / Real Estate — 0.6%
Brookfield Residential Properties, Inc., 6.50%, 12/15/20(1)	$9,755	$10,437,850
TRI Pointe Holdings, Inc., 4.375%, 6/15/19(1)	9,190	9,178,513
TRI Pointe Holdings, Inc., 5.875%, 6/15/24(1)	9,660	9,889,425

		$29,505,788

25	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hotels — 0.6%
Carlson Travel Holdings, Inc., 7.50%, 8/15/19(1)(2)	$8,775	$8,818,875
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21(1)	16,325	17,233,078
Playa Resorts Holding B.V., 8.00%, 8/15/20(1)	6,005	6,275,225

		$32,327,178

Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC, 7.875%, 12/15/20(1)	$9,810	$10,153,350
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19(1)(2)	9,155	9,132,113
USI, Inc., 7.75%, 1/15/21(1)	16,115	16,397,012

		$35,682,475

Leisure — 0.9%
NCL Corp., Ltd., 5.00%, 2/15/18	$5,080	$5,105,400
Royal Caribbean Cruises, 7.25%, 6/15/16	2,185	2,370,725
Royal Caribbean Cruises, 7.25%, 3/15/18	4,390	4,949,725
Seven Seas Cruises, S. DE R.L., 9.125%, 5/15/19	15,870	16,941,225
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	16,385	17,818,688

		$47,185,763

Metals / Mining — 1.9%
Alpha Natural Resources, Inc., 7.50%, 8/1/20(1)	$3,000	$2,407,500
CONSOL Energy, Inc., 5.875%, 4/15/22(1)	11,775	11,995,781
Eldorado Gold Corp., 6.125%, 12/15/20(1)	20,705	20,601,475
First Quantum Minerals, Ltd., 6.75%, 2/15/20(1)	5,160	5,018,100
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	3,370	3,323,663
IAMGOLD Corp., 6.75%, 10/1/20(1)	7,690	6,382,700
Imperial Metals Corp., 7.00%, 3/15/19(1)	5,325	5,032,125
KGHM International, Ltd., 7.75%, 6/15/19(1)	13,250	14,111,250
New Gold, Inc., 6.25%, 11/15/22(1)	8,525	8,375,812
New Gold, Inc., 7.00%, 4/15/20(1)	4,265	4,350,300
Novelis, Inc., 8.375%, 12/15/17	4,800	5,022,000
SunCoke Energy Inc., 7.625%, 8/1/19	1,753	1,841,614
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	2,920	3,066,000
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	5,985	6,284,250

		$97,812,570

Paper — 0.2%
Domtar Corp., 10.75%, 6/1/17	$8,205	$9,907,439

		$9,907,439

Security	Principal Amount (000’s omitted)	Value

Publishing / Printing — 0.5%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21	$18,560	$21,065,600
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	5,415	5,367,619

		$26,433,219

Railroad — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/1/19(1)	$4,185	$4,328,880
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	5,390	5,497,800

		$9,826,680

Restaurants — 0.9%
1011778 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22(1)	$24,115	$24,567,156
NPC International, Inc., 10.50%, 1/15/20	21,695	22,725,513

		$47,292,669

Services — 6.5%
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19(1)	$2,880	$2,851,200
Anna Merger Sub, Inc., 7.75%, 10/1/22(1)	27,315	28,202,737
Audatex North America, Inc., 6.00%, 6/15/21(1)	7,815	8,303,437
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	20,135	22,299,512
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	4,425	4,679,438
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	22,925	23,842,000
FTI Consulting, Inc., 6.00%, 11/15/22	8,505	8,749,519
Hertz Corp. (The), 6.25%, 10/15/22	9,780	10,024,500
IHS, Inc., 5.00%, 11/1/22(1)	9,300	9,486,000
Laureate Education, Inc., 9.75%, 9/1/19(1)	88,220	91,307,700
ServiceMaster Co. (The), 7.00%, 8/15/20	6,689	7,107,063
ServiceMaster Co. (The), 8.00%, 2/15/20	9,828	10,540,530
TMS International Corp., 7.625%, 10/15/21(1)	11,465	12,038,250
TransUnion Holding Co., Inc., 8.125%, 6/15/18(2)	14,280	14,886,900
TransUnion Holding Co., Inc., 9.625%, 6/15/18(2)	17,320	17,926,200
United Rentals North America, Inc., 6.125%, 6/15/23	5,640	6,091,200
United Rentals North America, Inc., 7.375%, 5/15/20	18,280	19,925,200
United Rentals North America, Inc., 7.625%, 4/15/22	16,030	17,953,600
United Rentals North America, Inc., 8.25%, 2/1/21	1,195	1,308,525
United Rentals North America, Inc., 8.375%, 9/15/20	2,650	2,881,875
Vander Intermediate Holding II Corp., 9.75%, 2/1/19(1)(2)	8,080	8,585,000

		$328,990,386

26	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Steel — 0.2%
AK Steel Corp., 8.75%, 12/1/18	$5,800	$6,358,250
ArcelorMittal, 6.75%, 2/25/22	3,775	4,209,503

		$10,567,753

Super Retail — 5.3%
Academy, Ltd./Academy Finance Corp., 9.25%, 8/1/19(1)	$12,105	$12,952,350
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	19,505	20,041,387
Dufry Finance SCA, 5.50%, 10/15/20(1)	1,945	1,993,820
Hot Topic, Inc., 9.25%, 6/15/21(1)	22,965	24,802,200
L Brands, Inc., 6.625%, 4/1/21	21,680	24,661,000
L Brands, Inc., 8.50%, 6/15/19	12,810	15,372,000
Levi Strauss & Co., 6.875%, 5/1/22	10,830	11,831,775
Men’s Wearhouse, Inc. (The), 7.00%, 7/1/22(1)	12,350	12,859,438
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc., 7.50%, 8/1/18(1)(2)	6,169	6,292,380
Michaels Stores, Inc., 5.875%, 12/15/20(1)	6,650	6,749,750
Neiman Marcus Group, Ltd., LLC, 8.75%, 10/15/21(1)(2)	7,040	7,568,000
New Academy Finance Co., LLC/New Academy Finance Corp., 8.00%, 6/15/18(1)(2)	19,425	19,594,969
Pantry, Inc. (The), 8.375%, 8/1/20	8,100	8,545,500
Party City Holdings, Inc., 8.875%, 8/1/20	18,585	20,257,650
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	10,965	11,458,425
Petco Holdings, Inc., 8.50%, 10/15/17(1)(2)	16,095	16,215,712
Phillips-Van Heusen Corp., 7.75%, 11/15/23	13,090	15,900,462
Radio Systems Corp., 8.375%, 11/1/19(1)	7,690	8,353,263
rue21, Inc., 9.00%, 10/15/21(1)	14,540	10,577,850
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	9,940	10,635,800

		$266,663,731

Technology — 5.0%
Alcatel-Lucent USA, Inc., 4.625%, 7/1/17(1)	$5,685	$5,805,806
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20(1)	10,240	10,598,400
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(1)	34,330	37,848,825
Avaya, Inc., 9.00%, 4/1/19(1)	12,420	12,792,600
Avaya, Inc., 10.50%, 3/1/21(1)	14,546	12,818,652
Ceridian, LLC/Comdata, Inc., 8.125%, 11/15/17(1)	7,235	7,253,088
CommScope Holding Co., Inc., 6.625%, 6/1/20(1)(2)	8,145	8,613,337
First Data Corp., 6.75%, 11/1/20(1)	9,464	10,150,140
First Data Corp., 7.375%, 6/15/19(1)	10,635	11,299,687
First Data Corp., 10.625%, 6/15/21	7,039	8,147,643
First Data Corp., 11.25%, 1/15/21	9,513	10,987,515
First Data Corp., 11.75%, 8/15/21	9,484	11,166,821
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)	8,000	8,220,000
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(2)	13,905	14,148,337

Security	Principal Amount (000’s omitted)	Value

Technology (continued)
Infor US, Inc., 9.375%, 4/1/19	$21,375	$23,325,469
Nuance Communications, Inc., 5.375%, 8/15/20(1)	14,265	14,407,650
NXP BV/NXP Funding, LLC, 5.75%, 2/15/21(1)	4,505	4,775,300
Sensata Technologies B.V., 5.625%, 11/1/24(1)	2,805	2,966,288
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)	12,465	9,224,100
SunGard Data Systems, Inc., 7.625%, 11/15/20	6,500	6,963,125
Zebra Technologies Corp., 7.25%, 10/15/22(1)	19,875	20,968,125

		$252,480,908

Telecommunications — 8.0%
CenturyLink, Inc., 6.75%, 12/1/23	$16,255	$18,104,006
Digicel, Ltd., 6.00%, 4/15/21(1)	14,330	14,509,125
Digicel, Ltd., 8.25%, 9/1/17(1)	11,140	11,460,275
Equinix, Inc., 7.00%, 7/15/21	4,815	5,266,406
Frontier Communications Corp., 6.25%, 9/15/21	9,340	9,672,738
Frontier Communications Corp., 6.875%, 1/15/25	9,340	9,480,100
Frontier Communications Corp., 7.625%, 4/15/24	2,695	2,910,600
Hughes Satellite Systems Corp., 6.50%, 6/15/19	13,025	14,164,687
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	10,440	11,170,800
Intelsat Luxembourg SA, 7.75%, 6/1/21	23,765	24,923,544
Intelsat Luxembourg SA, 8.125%, 6/1/23	22,125	23,618,437
NII International Telecom SCA, 7.875%, 8/15/19(1)(9)	10,610	6,896,500
SBA Communications Corp., 5.625%, 10/1/19	3,095	3,234,275
SBA Telecommunications, Inc., 5.75%, 7/15/20	5,570	5,848,500
Sprint Capital Corp., 8.75%, 3/15/32	5,050	5,668,625
Sprint Communications, Inc., 6.00%, 11/15/22	1,245	1,246,556
Sprint Communications, Inc., 7.00%, 8/15/20	17,935	19,100,775
Sprint Communications, Inc., 9.00%, 11/15/18(1)	28,115	33,140,556
Sprint Communications, Inc., 9.125%, 3/1/17	5,150	5,832,375
Sprint Communications, Inc., 9.25%, 4/15/22	2,000	2,360,000
Sprint Corp., 7.25%, 9/15/21(1)	18,505	19,615,300
Sprint Corp., 7.875%, 9/15/23(1)	24,990	27,114,150
T-Mobile USA, Inc., 6.00%, 3/1/23	9,365	9,669,363
T-Mobile USA, Inc., 6.25%, 4/1/21	4,980	5,216,550
T-Mobile USA, Inc., 6.375%, 3/1/25	12,170	12,535,100
T-Mobile USA, Inc., 6.625%, 4/1/23	8,800	9,328,000
T-Mobile USA, Inc., 6.633%, 4/28/21	7,860	8,311,950
T-Mobile USA, Inc., 6.731%, 4/28/22	5,245	5,566,256
T-Mobile USA, Inc., 6.836%, 4/28/23	2,620	2,780,475
Wind Acquisition Finance SA, 4.75%, 7/15/20(1)	20,545	20,134,100
Wind Acquisition Finance SA, 7.375%, 4/23/21(1)	30,620	30,007,600
Windstream Corp., 7.75%, 10/1/21	17,895	19,237,125
Windstream Corp., 8.125%, 9/1/18	2,565	2,676,578

		$400,801,427

27	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation Ex Air / Rail — 0.7%
CEVA Group, PLC, 7.00%, 3/1/21(1)	$2,540	$2,482,850
CEVA Group, PLC, 9.00%, 9/1/21(1)	9,200	8,855,000
XPO Logistics, Inc., 7.875%, 9/1/19(1)	21,485	22,666,675

		$34,004,525

Utilities — 1.7%
AES Corp. (The), 5.50%, 3/15/24	$5,440	$5,589,600
Calpine Corp., 5.375%, 1/15/23	10,255	10,370,369
Calpine Corp., 5.75%, 1/15/25	4,560	4,622,700
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/1/19(1)	12,470	12,922,037
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.375%, 11/1/22(1)	12,470	13,202,612
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 7.625%, 11/1/24(1)	9,350	9,922,688
NRG Energy, Inc., 7.875%, 5/15/21	7,300	7,993,500
NRG Energy, Inc., 8.25%, 9/1/20	11,225	12,193,156
RJS Power Holdings, LLC, 5.125%, 7/15/19(1)	9,085	9,107,713

		$85,924,375

Total Corporate Bonds & Notes (identified cost $4,304,194,527)		$4,449,647,694

Senior Floating-Rate Interests — 6.0%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Diversified Media — 0.2%
WMG Acquisition Corp., Term Loan, 3.75%, Maturing 7/1/20	$9,504	$9,220,857

		$9,220,857

Energy — 0.3%
EP Energy LLC, Term Loan, 3.50%, Maturing 5/24/18	$11,667	$11,426,042
Samson Investment Company, Term Loan - Second Lien, 5.00%, Maturing 9/25/18	1,900	1,767,000

		$13,193,042

Food & Drug Retail — 0.1%
Rite Aid Corporation, Term Loan - Second Lien, 5.75%, Maturing 8/21/20	$6,500	$6,546,039

		$6,546,039

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food / Beverage / Tobacco — 0.1%
New HB Acquisition, LLC, Term Loan, 6.75%, Maturing 4/9/20	$4,577	$4,674,261

		$4,674,261

Hotels — 0.2%
Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20	$8,621	$8,548,317

		$8,548,317

Insurance — 0.2%
Alliant Holdings I, Inc., Term Loan, 4.25%, Maturing 12/20/19	$9,606	$9,473,955

		$9,473,955

Metals / Mining — 0.3%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 3.75%, Maturing 6/30/19	$16,338	$15,967,384

		$15,967,384

Publishing / Printing — 0.3%
Cengage Learning Acquisitions, Inc., Term Loan, 7.00%, Maturing 3/31/20	$7,761	$7,783,313
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.75%, Maturing 3/22/19	9,492	9,524,901

		$17,308,214

Services — 0.9%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$7,500	$7,478,122
AlixPartners, LLP, Term Loan - Second Lien, 9.00%, Maturing 7/10/21	14,600	14,855,500
Brickman Group Ltd. LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	19,846	19,591,660
Laureate Education, Inc., Term Loan, 5.00%, Maturing 6/15/18	3,959	3,830,645

		$45,755,927

Super Retail — 1.1%
Albertson’s Holdings LLC, Term Loan, 4.50%, Maturing 8/25/21	$15,900	$15,920,972
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	20,298	19,765,177
National Vision, Inc., Term Loan - Second Lien, 6.75%, Maturing 3/11/22	10,000	9,500,000
rue21, Inc., Term Loan, 5.625%, Maturing 10/7/20	13,761	11,306,960

		$56,493,109

28	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology — 0.4%
SkillSoft Corporation, Term Loan - Second Lien, 9.25%, Maturing 4/28/22	$21,800	$20,601,000

		$20,601,000

Telecommunications — 1.2%
Asurion LLC, Term Loan, 5.00%, Maturing 5/24/19	$25,504	$25,542,210
Asurion LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	33,400	34,015,829

		$59,558,039

Transportation Ex Air / Rail — 0.1%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21	$2,451	$2,340,926
CEVA Intercompany B.V., Term Loan, 6.50%, Maturing 3/19/21	1,932	1,844,904
Ceva Logistics Canada, ULC, Term Loan, 6.50%, Maturing 3/19/21	333	318,087
Ceva Logisitics US Holdings, Inc., Term Loan, 6.50%, Maturing 3/19/21	2,665	2,544,695

		$7,048,612

Utilities — 0.6%
Energy Future Intermediate Holding Company LLC, DIP Loan, 4.25%, Maturing 6/19/16	$17,456	$17,442,427
Texas Competitive Electric Holdings Company, LLC, DIP Loan, 3.75%, Maturing 5/5/16	4,684	4,716,948
Texas Competitive Electric Holdings Company, LLC, Term Loan, 4.646%, Maturing 10/10/17	8,564	6,255,291

		$28,414,666

Total Senior Floating-Rate Interests (identified cost $306,115,130)		$302,803,422

Convertible Bonds — 0.4%

Security	Principal Amount (000’s omitted)	Value

Energy — 0.3%
American Energy - Utica, LLC, 3.50%, 3/1/21(1)(2)	$15,470	$16,769,016

		$16,769,016

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.1%
Hologic, Inc., 0.00%, 12/15/43	$5,265	$5,791,500

		$5,791,500

Total Convertible Bonds (identified cost $21,281,631)		$22,560,516

Commercial Mortgage-Backed Securities — 0.2%

Security	Principal Amount (000’s omitted)	Value
HILT, Series 2013-HLT, Class EFX, 5.222%, 11/5/30(1)(12)	$10,515	$10,751,330

Total Commercial Mortgage-Backed Securities (identified cost $10,553,209)		$10,751,330

Common Stocks — 0.3%

Security	Shares	Value

Building Materials — 0.1%
Panolam Holdings Co.(7)(8)(13)	6,997	$6,144,485

		$6,144,485

Consumer Products — 0.0%(11)
HF Holdings, Inc.(7)(8)(13)	3,400	$83,946

		$83,946

Energy — 0.1%
Seven Generations Energy, Ltd., Class A(13)	270,455	$5,447,255

		$5,447,255

Gaming — 0.1%
New Cotai Participation Corp., Class B(7)(8)(13)	36	$1,139,220

		$1,139,220

Utilities — 0.0%(11)
NRG Energy, Inc.	32,564	$976,269

		$976,269

Total Common Stocks (identified cost $10,796,560)		$13,791,175

29	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.9%

Security	Shares	Value

Energy — 0.3%
Chesapeake Energy Corp., 4.50%	52,348	$4,880,142
Chesapeake Energy Corp., 5.75%(1)	7,965	8,776,434

		$13,656,576

Health Care — 0.6%
Alere, Inc., 3.00%	91,879	$29,424,250

		$29,424,250

Total Convertible Preferred Stocks (identified cost $36,636,016)		$43,080,826

Miscellaneous — 0.3%

Security	Shares	Value

Cable / Satellite TV — 0.0%(11)
Adelphia, Inc., Escrow Certificate(13)	10,260,000	$89,775
Adelphia, Inc., Escrow Certificate(13)	5,085,000	44,494

		$134,269

Energy — 0.0%(11)
SemGroup Corp., Escrow Certificate(13)	10,225,000	$204,500

		$204,500

Gaming — 0.3%
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(8)(13)	8,520	$7,029,000
PGP Investors, LLC, Membership Interests(7)(8)(13)	17,143	6,000,001

		$13,029,001

Utilities — 0.0%(11)
EME Reorganization Trust	9,902,937	$1,287,382

		$1,287,382

Total Miscellaneous (identified cost $7,980,778)		$14,655,152

Warrants — 0.0%(11)

Security	Shares	Value

Food / Beverage / Tobacco — 0.0%(11)
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18	5,575	$585,375

		$585,375

Total Warrants (identified cost $0)		$585,375

Short-Term Investments — 3.0%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$153,845	$153,845,087

Total Short-Term Investments (identified cost $153,845,087)		$153,845,087

Total Investments — 99.3% (identified cost $4,851,402,938)		$5,011,720,577

Other Assets, Less Liabilities — 0.7%		$33,572,405

Net Assets — 100.0%		$5,045,292,982

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP	–	Debtor In Possession
HILT	–	Hilton USA Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2014, the aggregate value of these securities is $2,098,693,688 or 41.6% of the Portfolio’s net assets.

(2)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	When-issued security/delayed delivery security.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2014.

(6)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2014.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(8)	Restricted security (see Note 5).

(9)	Currently the issuer is in default with respect to interest payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

30	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Portfolio of Investments — continued

(10)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(11)	Amount is less than 0.05%.

(12)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2014.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2014.

(15)	Defaulted matured security.

31	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Statement of Assets and Liabilities

Assets	October 31, 2014
Unaffiliated investments, at value (identified cost, $4,697,557,851)	$4,857,875,490
Affiliated investment, at value (identified cost, $153,845,087)	153,845,087
Cash	1,380,387
Restricted cash*	5,271,521
Interest and dividends receivable	81,748,281
Interest receivable from affiliated investment	30,277
Receivable for investments sold	20,131,768
Receivable for variation margin on open centrally cleared swap contracts	136,383
Receivable for open swap contracts	3,155,762
Premium paid on open swap contracts	630,255
Total assets	$5,124,205,211

Liabilities
Cash collateral due to brokers	$3,770,000
Payable for investments purchased	9,492,319
Payable for when-issued/delayed delivery securities	62,964,575
Payable for open forward foreign currency exchange contracts	4,321
Premium received on open swap contracts	21,645
Payable to affiliates:
Investment adviser fee	2,447,863
Trustees’ fees	5,667
Accrued expenses	205,839
Total liabilities	$78,912,229
Net Assets applicable to investors’ interest in Portfolio	$5,045,292,982

Sources of Net Assets
Investors’ capital	$4,881,567,534
Net unrealized appreciation	163,725,448
Total	$5,045,292,982

*	Represents restricted cash on deposit at the custodian and broker for open derivative contracts.

32	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Statement of Operations

Investment Income	Year Ended October 31, 2014
Interest and other income (net of foreign taxes, $5,758)	$333,848,179
Dividends	2,270,249
Interest allocated from affiliated investment	279,681
Expenses allocated from affiliated investment	(33,085)
Total investment income	$336,365,024

Expenses
Investment adviser fee	$30,914,224
Trustees’ fees and expenses	68,000
Custodian fee	904,050
Legal and accounting services	218,899
Miscellaneous	151,772
Total expenses	$32,256,945
Deduct —
Reduction of custodian fee	$1,409
Total expense reductions	$1,409

Net expenses	$32,255,536

Net investment income	$304,109,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$49,247,398
Investment transactions allocated from affiliated investment	2,948
Swap contracts	3,833,529
Net realized gain	$53,083,875
Change in unrealized appreciation (depreciation) —
Investments	$(64,764,847)
Swap contracts	(1,760,150)
Foreign currency and forward foreign currency exchange contracts	(6,931)
Net change in unrealized appreciation (depreciation)	$(66,531,928)

Net realized and unrealized loss	$(13,448,053)

Net increase in net assets from operations	$290,661,435

33	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$304,109,488	$301,775,408
Net realized gain from investment transactions and swap contracts	53,083,875	112,290,393
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(66,531,928)	24,159,401
Net increase in net assets from operations	$290,661,435	$438,225,202
Capital transactions —
Contributions	$840,043,826	$399,710,683
Withdrawals	(967,264,329)	(1,300,831,479)
Net decrease in net assets from capital transactions	$(127,220,503)	$(901,120,796)

Net increase (decrease) in net assets	$163,440,932	$(462,895,594)

Net Assets
At beginning of year	$4,881,852,050	$5,344,747,644
At end of year	$5,045,292,982	$4,881,852,050

34	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.62%	0.62%	0.62%	0.63%	0.64%
Net investment income	5.81%	6.15%	6.49%	7.60%	8.67%
Portfolio Turnover	43%	56%	64%	70%	75%

Total Return	5.74%	9.17%	11.44%	6.01%	18.44%

Net assets, end of year (000’s omitted)	$5,045,293	$4,881,852	$5,344,748	$3,296,550	$2,910,146

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

35	See Notes to Financial Statements.

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio’s secondary objectives are to seek growth of income and capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2014, Eaton Vance Income Fund of Boston, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 95.7%, 0.1%, 3.4% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

36

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

37

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments are made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty or CCP in the case of a centrally cleared swap to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, 0.575% from $2 billion up to $5 billion, 0.555% from $5 billion up to $10 billion, and 0.535% of average daily net assets of $10 billion or more, and is payable monthly. The fee reductions cannot be terminated without the consent of a majority of Trustees and a majority of interestholders of the Portfolio. For the year ended October 31, 2014, the Portfolio’s investment adviser fee amounted to $30,914,224 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,375,600,051 and $2,146,203,030, respectively, for the year ended October 31, 2014.

38

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,868,890,616

Gross unrealized appreciation	$195,886,113
Gross unrealized depreciation	(53,056,152)

Net unrealized appreciation	$142,829,961

5  Restricted Securities

At October 31, 2014, the Portfolio owned the following securities (representing 0.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Principal Amount/Shares	Cost	Value

Corporate Bonds & Notes
Boyd Gaming Corp. Step Coupon HoldCo Note, 6.00% to 11/20/15, 11/20/18	11/30/12, 5/20/14	$608,066	$550,544	$658,511

Total Corporate Bonds & Notes			$550,544	$658,511

Common Stocks
HF Holdings, Inc.	10/27/09	3,400	$182,613	$83,946
New Cotai Participation Corp., Class B	4/12/13	36	1,111,500	1,139,220
Panolam Holdings Co.	12/30/09	6,997	3,844,852	6,144,485

Total Common Stocks			$5,138,965	$7,367,651

Miscellaneous
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	8,520	$149,100	$7,029,000
PGP Investors, LLC, Membership Interests	10/23/12	17,143	6,000,000	6,000,001

Total Miscellaneous			$6,149,100	$13,029,001

Total Restricted Securities			$11,838,609	$21,055,163

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

39

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

11/28/14	Canadian Dollar 5,680,000	United States Dollar 5,032,294	JPMorgan Chase Bank, N.A.	$—	$(4,321)	$(4,321)

				$—	$(4,321)	$(4,321)

Credit Default Swaps — Sell Protection

Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Bank of America, N.A.	Amkor Technology, Inc.	B2/B+	$ 3,850	5.00%(1)	6/20/15	$135,013	$21,645	$156,658
Bank of America, N.A.	Ford Motor Co.	Baa3/BBB-	5,000	5.00(1)	3/20/17	553,844	(73,623)	480,221
Credit Suisse International	Ford Motor Co.	Baa3/BBB-	4,000	5.00(1)	12/20/16	405,812	(3,445)	402,367
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	3,900	5.00(1)	9/20/16	355,582	(64,812)	290,770
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	3,900	5.00(1)	9/20/16	355,582	(115,993)	239,589
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	7,900	5.00(1)	12/20/16	801,479	(170,797)	630,682
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	3,900	5.00(1)	9/20/16	355,582	(75,061)	280,521
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	7,900	5.00(1)	12/20/16	801,478	(126,524)	674,954

Total			$40,350			$3,764,372	$(608,610)	$3,155,762

Centrally Cleared Credit Default Swaps — Sell Protection

Counterparty	Reference Entity	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

ICE Clear Credit	Markit CDX North America High Yield Index	$30,500	5.00%(1)	12/20/19	3.43%	$2,299,870	$(2,040,892)	$258,978

						$2,299,870	$(2,040,892)	$258,978

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $70,850,000.

40

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2014, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps and forward foreign currency exchange contracts in a liability position. At October 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $4,321. At October 31, 2014, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to the counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2014 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2014.

41

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2014 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts	$3,764,372	(1)	$—
Credit	Swap contracts (centrally cleared)	258,978	(2)	—
Foreign Exchange	Forward foreign currency exchange contracts	—		(4,321	)(3)

Total		$4,023,350		$(4,321)

Derivatives not subject to master netting or similar agreements		$258,978		$—

Total Derivatives subject to master netting or similar agreements		$3,764,372		$(4,321)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open swap contracts.

(2)

Amount represents cumulative unrealized appreciation on centrally cleared swap contracts in the Swap Contracts table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin on open centrally cleared swap contracts.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for assets and pledged by the Portfolio for liabilities as of October 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$688,857	$—	$—	$(688,857)	$—
Credit Suisse International	405,812	—	(405,812)	—	—
Deutsche Bank AG	1,512,643	—	—	(1,512,643)	—
Goldman Sachs International	1,157,060	—	—	(1,157,060)	—

	$3,764,372	$—	$(405,812)	$(3,358,560)	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

JPMorgan Chase Bank, N.A.	$(4,321)	$—	$—	$—	$(4,321)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

42

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2014 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$3,833,529	$(1,760,150)
Foreign Exchange	Forward foreign currency exchange contracts	—	(4,321)

Total		$3,833,529	$(1,764,471)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts
$387,000	$70,081,000

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2014.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

43

Boston Income Portfolio

October 31, 2014

Notes to Financial Statements — continued

At October 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$4,448,192,651	$1,455,043	$4,449,647,694
Senior Floating-Rate Interests	—	302,803,422	—	302,803,422
Convertible Bonds	—	22,560,516	—	22,560,516
Commercial Mortgage-Backed Securities	—	10,751,330	—	10,751,330
Common Stocks	6,423,524	—	7,367,651	13,791,175
Convertible Preferred Stocks	4,880,142	38,200,684	—	43,080,826
Miscellaneous	1,287,382	7,367,769	6,000,001	14,655,152
Warrants	—	585,375	—	585,375
Short-Term Investments	—	153,845,087	—	153,845,087

Total Investments	$12,591,048	$4,984,306,834	$14,822,695	$5,011,720,577

Swap Contracts	$—	$4,023,350	$—	$4,023,350

Total	$12,591,048	$4,988,330,184	$14,822,695	$5,015,743,927

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(4,321)	$—	$(4,321)

Total	$—	$(4,321)	$—	$(4,321)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2014 is not presented.

At October 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

44

Boston Income Portfolio

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Boston Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

45

Eaton Vance Income Fund of Boston

Boston Income Portfolio

October 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Income Fund of Boston

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	720,436,844	7,017,286
Cynthia E. Frost	720,211,814	7,242,316
George J. Gorman	720,205,074	7,249,056
Valerie A. Mosley	720,656,950	6,797,180
Harriett Tee Taggart	720,427,243	7,026,887

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Boston Income Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	99.02%	0.98%
Cynthia E. Frost	98.98%	1.02%
George J. Gorman	98.98%	1.02%
Valerie A. Mosley	99.04%	0.96%
Harriett Tee Taggart	99.02%	0.98%

46

Eaton Vance

Income Fund of Boston

October 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Series Trust II (the Trust) and Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

47

Eaton Vance

Income Fund of Boston

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 1961	President	1995	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

48

Eaton Vance

Income Fund of Boston

October 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

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Investment Adviser of Boston Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Income Fund of Boston

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

443    10.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2013 and October 31, 2014 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Income Fund of Boston Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$17,320	$22,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,870	$13,780
All Other Fees(3)	$0	$0

Total	$30,190	$36,600

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/13		10/31/13	6/30/14		10/31/14
Audit Fees	$74,770		$17,320	$75,070		$22,820
Audit-Related Fees(1)	$0		$0	$0		$0
Tax Fees(2)	$30,030		$12,870	$12,625		$13,780
All Other Fees(3)	$0		$0	$0		$0

Total	$104,800	(4)	$30,190	$87,695	(4)	$36,600

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(4)	Fees are paid by the Fund’s administrator pursuant to the terms of its administrative services agreement.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/13	10/31/13	6/30/14	10/31/14
Registrant(1)	$30,030	$12,870	$12,625	$13,780
Eaton Vance(2)	$261,151	$526,385	$336,473	$99,750

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 17, 2014

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 17, 2014